UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) April 30, 2003
                                                        ---------------

                             1st SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

        0-6233                                              35-1068133
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


100 North Michigan Street              South Bend, Indiana             46601
(Address of principal executive offices)                             (Zip Code)

                                 (574) 235-2702
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.         Other Events


On April 30, 2003, 1st Source Corporation issued a press release that announced its first quarter earnings for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
   (c)          Exhibits

                99.1      Press release dated April 30, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             1st Source Corporation

                                                -------------------



DATE           04/30/03
                                    /s/    Christopher J. Murphy III
                                    ---------------------------------
                                                   (Signature)
                                    Christopher J. Murphy III
                                    Chairman of the Board, President and CEO


DATE           04/30/03             /s/     Larry E. Lentych
                                    ------------------------
                                           (Signature)
                                    Larry E. Lentych Treasurer and
                                    Chief Financial Officer Principal
                                    Accounting Officer


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